Sharecare concludes strategic review, announces share repurchase program

Board of Directors re-authorizes $50 million for stock repurchases; determines alignment, optimization, and growth initiatives best path to maximize value for shareholders

ATLANTA – May 31, 2023 – Sharecare (Nasdaq: SHCR), the digital health company that helps people manage all their health in one place, today announced that its Board of Directors has completed the strategic review process initiated in August 2022.

After evaluating a number of alternatives with the support of advisors, the Board unanimously concluded that the best way to maximize value for shareholders at this time is to continue executing on the Company’s strategic plan to drive growth and efficiencies across all three of its complementary business channels. Highlighting its confidence in Sharecare’s long-term strategy and strong balance sheet and belief that the Company’s shares represent an attractive investment opportunity, the Board has re-authorized a $50 million stock repurchase program.

“The significant interest we received during our strategic review process not only confirmed the fundamental value of each of our business channels but, more importantly, that they are, in fact, all together better,” said Jeff Arnold, chairman and CEO of Sharecare. “Our complementary capabilities, data, unified platform, and expansive customer base deliver a differentiated ecosystem for our users and clients, as well as offered the best path forward to maximize value for our shareholders.”

As part of the review, Sharecare’s leadership also is executing an initiative to align and maximize synergies across the Company’s business channels to create integrated cross-sell opportunities, foster value-added, customer-centered relationships, and accelerate long-term revenue growth. This includes:

•Sharecare’s Enterprise platform for comprehensive care solutions – which is currently focused on the employer, health plan, and government sectors – will be actively sold to new markets including health systems, life science companies, and other healthcare stakeholders by providing the Company’s connected care capabilities and extensive product portfolio via Sharecare’s flexible API-as-a-Product architecture.
•Sharecare’s Provider business channel will broaden its focus to offer Health Insight & Data Solutions, which reflect the channel’s expanding customer base across a growing suite of services and extensive datasets, as it is no longer confined to traditional provider interactions given health plan contracts now constitute a large percentage of its revenue. With services that extend into population health data management, analytics, AI, and insight generation, this shift is intended to effectively represent Sharecare’s ability to empower healthcare stakeholders by delivering comprehensive insight and data solutions across the spectrum.
•Sharecare’s Life Sciences business channel will further evolve to offer broader, more robust Customer Activation & Management Solutions. Designed to acquire, engage, educate, and support people in managing their health, this channel’s product suite and capabilities extend beyond pharmaceutical and biotech clients to health plans, employers, and health systems, efficiently driving targeted patient and member acquisition, increasing member enrollments into Sharecare’s offerings, and furthering user engagement by leveraging extensive digital capabilities and its 100 million+ zero party database.

Arnold added, “The further alignment across our company reflects our continued commitment to growth and the evolving needs of our clients. We’re excited about this initiative and the momentum we’re experiencing from investments in our salesforce and innovation which – when combined with our strategic optimization and globalization initiatives – position us to deliver long-term growth and expand adjusted EBITDA margins.”

Justin Ferrero, president and chief financial officer of Sharecare, said, “The strength of our business model, cash position, and debt-free capital structure enables us to opportunistically buy back stock through a repurchase program while retaining a sufficient cash reserve for operational needs and continued innovation. The decision to re-authorize the repurchase program is a direct reflection of our belief that our shares are undervalued.”

Ferrero added, “Further demonstrating the executive team's belief in Sharecare's future and its stock as an attractive investment, we are all participating in a program that allows eligible employees to forgo up to 25% of guaranteed cash salary in exchange for restricted stock units. We look forward to building on our strong first quarter operating performance, which put us well on our way to achieving our full year 2023 revenue and adjusted EBITDA guidance.”

Repurchases under the program may be made at the Company’s discretion from time to time in the open market, in privately negotiated transactions, or by other means, including through the use of trading plans intended to qualify under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, in accordance with applicable securities laws and other restrictions. The timing and total amount of stock repurchases will depend upon business, economic, and market conditions, corporate and regulatory requirements, prevailing stock prices, and other considerations. The share repurchase program will have a term of 12 months, may be extended, modified, suspended, or discontinued at any time at the Board’s discretion, and does not obligate the Company to acquire any amount of common stock. Authorization for the Company’s previous stock repurchase program expired on December 31, 2022.

Sharecare expects to fund repurchases with existing cash and cash equivalents. The Company had 356,289,293 shares of Common Stock outstanding as of March 31, 2023.

While the strategic review process has been completed, Sharecare plans to continue to look for ways to leverage its ecosystem to pursue attractive strategic opportunities in the ordinary course of business.

About Sharecare
Sharecare is the leading digital health company that helps people – no matter where they are in their health journey – unify and manage all their health in one place. Our comprehensive and data-driven virtual health platform is designed to help people, providers, employers, health plans, government organizations, and communities optimize individual and population-wide well-being by driving positive behavior change. Driven by our philosophy that we are all together better, at Sharecare, we are committed to supporting each individual through the lens of their personal health and making high-quality care more accessible and affordable for everyone. To learn more, visit www.sharecare.com.

Important Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “outlook,” “target,” “reflect,” “on track,” “foresees,” “future,” “may,” “deliver,” “will,” “shall,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms, other comparable terminology (although not all forward-looking statements contain these words), or by discussions of strategy, plans, or intentions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain.

Forward-looking statements in this press release include, but are not limited to, statements regarding use of a stock repurchase program, our long-term strategy, a strategic repositioning, growth and optimization initiatives and the corresponding benefits, including long-term growth and margin improvement, and partnerships or other relationships with third parties or customers.

We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results. Descriptions of some of the factors that could cause actual results to differ materially from these forward-looking statements are discussed in more detail in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Risk Factors section of the Company's Annual Report on Form 10-K filed with the SEC on March 31, 2023. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Media Relations: Jen Martin Hall, jen@sharecare.com

Investor Relations: Bob East, SharecareIR@westwicke.com